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                                  Exhibit 10(v)

                               FIRST AMENDMENT TO
                      THE NEWHALL LAND AND FARMING COMPANY
                             1995 OPTION/AWARD PLAN


        This First Amendment to The Newhall Land and Farming Company 1995 Option/Award Plan (the "Plan") is adopted as of November 19, 1997.

        The last sentence of paragraph 1.3.A of the Plan, which previously read as follows:

        "The aggregate number of depositary units that may be issued under the Plan will not exceed 600,000, subject to adjustment in accordance with the terms of the Plan."

Is hereby amended to read as follows:

        "The aggregate number of depositary units that may be issued under the Plan will not exceed 3,650,000, subject to adjustment in accordance with the terms of the Plan."

        IN WITNESS WHEREOF, The Newhall Land and Farming Company (a California Limited Partnership) has adopted this First Amendment to The Newhall Land and Farming Company 1995 Options/Award Plan.


                              THE NEWHALL LAND AND FARMING COMPANY
                              (A CALIFORNIA LIMITED PARTNERSHIP)

                              By: Newhall Management Limited Partnership, Managing General Partner

                              By:     Newhall Management Corporation,
                                      Managing General Partner



                              By:    /s/ THOMAS H. ALMAS
                                 ----------------------------------------------
                                     Name:   Thomas H. Almas
                                     Title:  Vice President - Administration
                                                and Secretary